                                POWER OF ATTORNEY
                        RIVESOURCE LIFE INSURANCE COMPANY

        Gumer C. Alvero                 Bridget M. Sperl
        Timothy V. Bechtold             David K. Stewart
        Richard N. Bush                 William F. "Ted" Truscott
        Brian J. McGrane                John R. Woerner
        Kevin E. Palmer

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W. Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 22nd day of October, 2008.

/s/ Gumer C. Alvero                           /s/ Bridget M. Sperl
    ----------------------------                  -----------------------------
    Gumer C. Alvero                               Bridget M. Sperl
    Director and Executive Vice                   Executive Vice
    President  - Annuities                        President - Client Services

/s/ Richard N. Bush                           /s/ David K. Stewart
    ----------------------------                  -----------------------------
    Richard N. Bush                               David K. Stewart
    Senior Vice President - Corporate Tax         Vice President and Controller

/s/ Timothy V. Bechtold                       /s/ William F. "Ted" Truscott
    ----------------------------                  -----------------------------
    Timothy V. Bechtold                           William F. "Ted" Truscott
    Director and President                        Director

/s/ Brian J. McGrane                          /s/ John R. Woerner
    ----------------------------                  -----------------------------
    Brian J. McGrane                              John R. Woerner
    Director, Executive Vice President            Director
    and Chief Financial Officer

/s/ Kevin E. Palmer
    ----------------------------
    Kevin E. Palmer
    Director, Vice President
    and Chief Actuary

                       RIVERSOURCE LIFE INSURANCE COMPANY
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                             1933        1940
                                                            Act No.     Act No.
                                                          ----------   ---------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                 811-07247
Privileged Assets Select Annuity                          333-139768
RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                    811-7195
RiverSource Personal Portfolio Plus 2/RiverSource
Personal Portfolio Plus/RiverSource Personal Portfolio    333-139757
RiverSource Preferred Variable Annuity                    333-139758
Evergreen Essential Variable Annuity                      333-139763
Evergreen New Solutions Variable Annuity                  333-139763
Evergreen New Solutions Select Variable Annuity           333-139759
Evergreen Pathways Variable Annuity                       333-139759
Evergreen Privilege Variable Annuity                      333-139759
RiverSource AccessChoice Select Variable Annuity          333-139759
RiverSource Endeavor Select Variable Annuity              333-139763
RiverSource Endeavor Plus Variable Annuity                333-139759
RiverSource FlexChoice Variable Annuity                   333-139759
RiverSource FlexChoice Select Variable Annuity            333-139759
RiverSource Galaxy Premier Variable Annuity               333-139761
RiverSource Innovations Variable Annuity                  333-139763
RiverSource Innovations Classic Variable Annuity          333-139763
RiverSource Innovations Classic Select Variable Annuity   333-139763
RiverSource Innovations Select Variable Annuity           333-139763
RiverSource New Solutions Variable Annuity                333-139763
RiverSource Pinnacle Variable Annuity                     333-139761
RiverSource Platinum Variable Annuity                     333-139760
RiverSource Signature Variable Annuity                    333-139762
RiverSource Signature One Variable Annuity                333-139762

                                                             1933        1940
                                                            Act No.     Act No.
                                                          ----------   ---------
RiverSource Signature One Select Variable Annuity         333-139762
RiverSource Signature Select Variable Annuity             333-139760
Wells Fargo Advantage Variable Annuity                    333-139762
Wells Fargo Advantage Builder Variable Annuity            333-139762
Wells Fargo Advantage Builder Select Variable Annuity     333-139762
Wells Fargo Advantage Choice Select Variable Annuity      333-139759
Wells Fargo Advantage Choice Variable Annuity             333-139759
Wells Fargo Advantage Select Variable Annuity             333-139763

RIVERSOURCE ACCOUNT F                                                  811-2317
RiverSource Variable Retirement & Combination
Retirement Annuities                                         2-73114
RiverSource Employee Benefit Annuity                        33-52518
RiverSource Flexible Annuity                                 33-4173


RiverSource Group Variable Annuity Contract                 33-47302

RIVERSOURCE VARIABLE ANNUITY FUND A                                     811-1653
RiverSource Variable Annuity Fund A                          2-29081

RIVERSOURCE VARIABLE ANNUITY FUND B                                     811-1674
RiverSource Variable Annuity Fund B - Individual             2-29358
RiverSource Variable Annuity Fund B - Group                  2-47430

RIVERSOURCE VARIABLE ACCOUNT 10
RiverSource Flexible Portfolio Annuity                      33-62407
RiverSource Retirement Advisor Variable Annuity            333-79311
RiverSource Retirement Advisor Variable
Annuity - Band 3                                           333-79311
RiverSource Retirement Advisor Advantage Variable
Annuity/RiverSource Retirement Advisor Select Plus
Variable Annuity                                           333-79311
RiverSource Retirement Advisor Advantage Variable
Annuity - Band 3                                           333-79311
RiverSource Retirement Advisor Advantage Plus Variable
Annuity/RiverSource Retirement Advisor Select Plus
Variable Annuity                                           333-79311
RiverSource Retirement Advisor 4 Advantage Plus
Variable Annuity/RiverSource Retirement Advisor 4
Select Plus Variable Annuity/RiverSource Retirement
Advisor 4 Access Variable Annuity                          333-79311

RIVERSOURCE ACCOUNT SBS                                                811-06315
RiverSource Symphony Annuity                                33-40779

RIVERSOURCE MVA ACCOUNT                                                      N/A
Evergreen Essential Variable Annuity                      333-139776
Evergreen New Solutions Variable Annuity                  333-139776
Evergreen New Solutions Select Variable Annuity           333-139776
Evergreen Pathways Variable Annuity                       333-139776
Evergreen Privilege Variable Annuity                      333-139776
RiverSource AccessChoice Select Variable Annuity          333-139776
RiverSource Endeavor Select Variable Annuity              333-139776
RiverSource FlexChoice Variable Annuity                   333-139776
RiverSource FlexChoice Select Variable Annuity            333-139776

RiverSource Galaxy Premier Variable Annuity               333-139776
RiverSource Innovations Variable Annuity                  333-139776
RiverSource Innovations Classic Variable Annuity          333-139776
RiverSource Innovations Classic Select Variable Annuity   333-139776
RiverSource Innovations Select Variable Annuity           333-139776
RiverSource New Solutions Variable Annuity                333-139776
RiverSource Pinnacle Variable Annuity                     333-139776
RiverSource Signature Variable Annuity                    333-139776
RiverSource Signature One Variable Annuity                333-139776
RiverSource Signature One Select Variable Annuity         333-139776
RiverSource Signature Select Variable Annuity             333-139776
Wells Fargo Advantage Variable Annuity                    333-139776
Wells Fargo Advantage Builder Variable Annuity            333-139776
Wells Fargo Advantage Builder Select Variable Annuity     333-139776
Wells Fargo Advantage Choice Select Variable Annuity      333-139776

RIVERSOURCE ACCOUNT MGA                                                      N/A
RiverSource Guaranteed Term Annuity                       333-114888
RiverSource Retirement Advisor Advantage Plus Variable
Annuity/RiverSource Retirement Advisor Select Plus
Variable Annuity                                          333-114888
RiverSource Retirement Advisor 4 Advantage Plus
Variable Annuity/RiverSource Retirement Advisor 4
Select Plus Variable Annuity/RiverSource Retirement
Advisor 4 Access Variable Annuity                         333-114888
RiverSource Guaranteed Variable Annuity Contract            33-48701

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                              811-4298
RiverSource Single Premium Variable Life Insurance         333-83456
RiverSource Variable Universal Life IV/RiverSource
Variable Universal Life IV - Estate Series                 333-69777
RiverSource Variable Second-To-Die Life Insurance           33-62457
RiverSource Variable Universal Life Insurance               33-11165
RiverSource Variable Universal Life III                    333-69777

RiverSource Succession Select Variable Life Insurance      33-62457
RiverSource Single Premium Variable Life
Insurance Policy                                            2-97637

RIVERSOURCE VARIABLE LIFE ACCOUNT                                      811-09515
RiverSource Signature Variable Universal Life Insurance   333-84121

RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                    811-4652
RiverSource Single Premium Variable Life
Insurance Policy                                            33-5210